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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  MAY 17, 2002

                                FAIRMARKET, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                     000-29423                  04-3551937
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(State or other jurisdiction   (Commission file number)        (IRS employer
     of incorporation)                                      identification no.)


                             500 UNICORN PARK DRIVE
                                WOBURN, MA 01801
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (781) 376-5600


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         ITEM 5. OTHER EVENTS

         On May 17, 2002, FairMarket, Inc. (the "Company") completed a private placement of 952,380 shares of its Series B Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), to eBay Inc. ("eBay") for an aggregate purchase price of $2.0 million. A copy of the Company's press release dated May 20, 2002 announcing such sale is attached as Exhibit 99.1 and incorporated herein by reference.

         The Series B Preferred Stock is convertible at any time by the holder thereof into shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), initially on a one-for-one basis, and contains certain adjustment mechanisms, including a weighted average anti-dilution mechanism that, with certain exceptions, applies to issuances by the Company of shares of, options exercisable for or warrants convertible into, Common Stock at a purchase price per share of less than $2.10. The Series B Preferred Stock is entitled to cash dividends payable quarterly at the rate of 6.5% per annum in preference to any dividend on any other series of preferred stock of the Company and the Common Stock (collectively, the "Junior Securities"). The Series B Preferred Stock is also entitled to participate pro rata in any dividend paid on the Common Stock on an as if converted to Common Stock basis. In the event of any liquidation, dissolution or winding up of the Company (a "Liquidation"), the holders of the Series B Preferred Stock are entitled to receive in preference to the holders of the Junior Securities a per share amount equal to $2.10 plus all accrued and unpaid dividends (the "Liquidation Preference"). In the event of a Liquidation, after the payment of the Liquidation Preference and the payment of any liquidation preference due on any Junior Securities that rank on liquidation prior and in preference to the Common Stock, the Series B Preferred Stock is entitled to participate on a pro rata basis with the Common Stock in the distribution of the remaining assets of the Company with the Series B Preferred Stock treated on an as if converted to Common Stock basis. The holders of the Series B Preferred Stock may, at their election, treat as a Liquidation any merger, acquisition, sale of voting control or sale of substantially all of the assets of the Company. The holders of the Series B Preferred Stock have the right to require the Company to redeem the Series B Preferred Stock at any time after the earlier of (a) May 17, 2003, and (b) the happening of a material adverse effect on the business, condition (financial or otherwise) or assets of the Company and its subsidiaries as a whole. The Company has the right, at any time after May 17, 2004, to redeem the outstanding Series B Preferred Stock. Any redemption shall be at a purchase price equal to $2.10 per share plus all accrued and unpaid dividends. The Series B Preferred Stock will vote together with the Common Stock and not as a separate class except as specifically provided for pursuant to its terms or as otherwise required by law. Each share of Series B Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of Series B Preferred Stock. Without the consent of a majority in interest of the outstanding shares of the Series B Preferred Stock, the Company may not take any action that (i) alters or changes adversely the rights, preferences or privileges of the Series B Preferred Stock, (ii) increases or decreases the authorized number of shares of the Common Stock, any other series of preferred stock, or the Series B Preferred Stock, (iii) creates (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges senior to or on a parity with the Series B Preferred, or (iv) amends or waives any provision of the Company's Amended and Restated Certificate of Incorporation or its By-laws, in a manner adverse to the Series B Preferred Stock.


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The foregoing description of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations, Preferences and Rights of a Series of Preferred Stock of FairMarket, Inc. classifying and designating the Series B Preferred Stock which is attached as Exhibit 3.1 and incorporated herein by reference.

         In connection with the sale of the Series B Preferred Stock, the Company and eBay entered into a Registration Rights Agreement dated as of May 17, 2002 (the "Registration Rights Agreement"), pursuant to which, among other things, the Company is required to file with the Securities Exchange Commission (the "SEC"), on or prior to July 16, 2002, a shelf registration statement covering the resale of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock (the "Conversion Shares"), and to use its best efforts to have such registration statement declared effective by the SEC. Pursuant to the terms of the Registration Rights Agreement (1) the Company is required to keep such registration statement effective for a period of one (1) year after its effective date, (2) eBay has the right to request inclusion of Conversion Shares in certain future registrations by the Company for the Company's account or the account of other security holders of the Company who have demanded registration of their securities, and (3) eBay agreed not to sell any shares of Series B Preferred Stock or Common Stock until after September 14, 2002. The Registration Rights Agreement also contains provisions relating to indemnification and underwriting arrangements. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         On May 17, 2002, the Company and eBay also entered into a Voting and Standstill Agreement (the "Voting and Standstill Agreement"), pursuant to which, among other things, eBay has agreed, until June 1, 2003, to (X) vote its shares of Series B Preferred Stock and Common Stock in favor of the Company's nominees for directors, and the Company's proposals, at the Company's stockholder meetings or any adjournment or postponements thereof, (Y) not become the beneficial owner of more than 14.9% of the then outstanding Common Stock, directly or indirectly, whether alone or part of any group, and (Z) refrain from taking certain actions with respect to, or against, the Company. The foregoing description of the Voting and Standstill Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting and Standstill Agreement which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 3.1 -   Certificate of Designations, Preferences and Rights of
                         a Series of Preferred Stock of FairMarket, Inc.
                         classifying and designating the Series B Preferred
                         Stock.

         Exhibit 99.1 -  Press Release dated May 20, 2002 regarding investment.

         Exhibit 99.2 -  Registration Rights Agreement, dated as of May 17,
                         2002, between FairMarket, Inc. and eBay Inc.

         Exhibit 99.3 -  Voting and Standstill Agreement, dated as of May 17,
                         2002, between FairMarket, Inc. and eBay Inc.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FAIRMARKET, INC.



Date: May 20, 2002                      By: /s/ Nanda Krish
                                            ---------------------------------
                                            Name:  Nanda Krish
                                            Title: President and Chief
                                                   Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                                          DESCRIPTION

     3.1 - Certificate of Designations, Preferences and Rights of a Series of Preferred Stock of FairMarket, Inc. classifying and designating the Series B Preferred Stock.

     99.1 -  Press Release dated May 20, 2002 regarding investment.

     99.2 - Registration Rights Agreement, dated as of May 17, 2002, between FairMarket, Inc. and eBay Inc.

     99.3 - Voting and Standstill Agreement, dated as of May 17, 2002, between FairMarket, Inc. and eBay Inc.


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